EXHIBIT 10.3

Prosperity Bank
3811 Turtle Creek Blvd., Suite 1700
Dallas, Texas 75219

April 10, 2014

Mesa Energy, Inc.
Attention: Randy M. Griffin, C.E.O.
5220 Spring Valley Road, Ste. 615
Dallas, Texas 75254

TNR Holdings LLC
Tchefuncte Natural Resources, LLC
Mesa Gulf Coast, LLC
Attention: David Freeman, President
71683 Riverside Drive
Covington, LA 70433

Re:           Fifth Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this “Amendment”) amends the Loan Agreement dated July 22, 2011, originally among Mesa Energy, Inc., a Nevada corporation (“Borrower”); Mesa Energy Holdings, Inc., a Delaware corporation, Tchefuncte Natural Resources, LLC (“TNR”), a Louisiana limited liability company, and Mesa Gulf Coast, LLC (“MGC”), a Texas limited liability company (collectively, “Guarantors”); and Prosperity Bank, a Texas banking association, successor by merger to The F&M Bank & Trust Company (“Lender”), an Oklahoma state bank, as previously amended by a First Amendment to Loan Agreement dated September 21, 2012, a Second Amendment dated October 1, 2012, a Third Amendment dated November 27, 2013, and a Fourth Amendment dated December 19, 2013 (as amended, the “Loan Agreement”).  Capitalized terms below not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

1.           Letters of Credit.  (a) In connection with the Gulfstar Transaction and TNR Restatement, Borrower, Guarantors, and Lender hereby agree that those outstanding Letters of Credit shown on Schedule 1 attached hereto (the “Excluded LCs”) issued by Lender, originally for the account of TNR and now for the account of MGC, as applicant, are hereby excluded from the definition of “Letters of Credit” under the Loan Agreement, subject to the terms of this Amendment.  Without limiting the generality of the foregoing, the Excluded LCs shall not constitute borrowings under the Loan Agreement.  Such exclusion shall not relieve or reduce the obligations of MGC to Lender under the applications for the Excluded LCs, which shall remain in full force in effect in accordance with their terms.  Hereafter, Lender’s rights and remedies with respect to the Excluded LCs shall be governed by (i) the terms of the Excluded LCs, (ii) the terms of the applications related thereto, (iii) the terms of the Security Documents and guaranties securing and guaranteeing the Excluded LCs, and (iv) applicable law and not by the terms of the Loan Agreement.

Mesa Energy, Inc.
Attention: Randy M. Griffin, C.E.O.
April 10, 2014

(b)           Upon the execution of this Amendment, TNR and Lender shall enter into (i) a First Amendment to Security Agreement amending the Security Agreement dated June 22, 2011 (the “Security Agreement”) executed by TNR in favor of Lender and (ii) a First Amendment to Mortgage, Collateral Assignment, Security Agreement, and Financing Statement amending the Mortgage, Collateral Assignment, Security Agreement, and Financing Statement dated July 22, 2011 (the “Louisiana Mortgage”) executed by TNR in favor of Lender and securing the Secured Obligations to provide that (i) the Properties and all associated collateral located in the Lake Hermitage Field in Plaquemines Parish, Louisiana shall hereafter secure only the obligations of MGC associated with the Excluded LCs and no other Secured Obligations, and (ii) the remaining Properties and all associated collateral covered by the Security Agreement and the Louisiana Mortgage shall continue to secure all Secured Obligations other than the Excluded LCs.

2.           Restatement of TNR Holdings Guaranty and Release of Louisiana Properties.

(a)           In connection with the Gulfstar Transaction and TNR Restatement and in consideration of the terms hereof, TNR Holdings shall execute and deliver to Lender a Restated Guaranty in Proper Form upon the execution hereof limiting TNR Holdings’ obligation under such Restated Guaranty to a maximum amount of $4,600,000.00 (the “Limitation Amount”).  In consideration thereof, Lender hereby releases the Guaranties of TNR and MGC (the “Released Guarantors”) and agrees to deliver such original Guaranties to TNR Holdings promptly upon execution hereof.

(b)           If TNR Holdings pays to Lender the Limitation Amount to be applied in satisfaction of Borrower’s outstanding indebtedness on the Revolving Loan, whether upon demand by Lender under the Restated Guaranty or otherwise, then Lender shall execute and deliver to TNR a partial release of both the Louisiana Mortgage and the Security Agreement in Proper Form releasing those Properties not in the Lake Hermitage Field from the liens and security interests of the Louisiana Mortgage and the Security Agreement.  Lender shall provide TNR Holdings with notice of any defaults under the Loan Agreement at the same time and in the same manner as Lender provides Borrower with such notice.

3.           Kansas Acquisition.  (a)  In connection with this Amendment, Armada Midcontinent, LLC (“AMC”), a wholly-owned subsidiary of Borrower, is acquiring the oil and gas properties described on Schedule 2 attached hereto (the “Kansas Properties”) from Piqua Petro, Inc.  As additional security for the Secured Obligations, AMC agrees to sign and deliver to Lender in connection with this Amendment a Kansas Mortgage in Proper Form covering the Kansas Properties.

Mesa Energy, Inc.
Attention: Randy M. Griffin, C.E.O.
April 10, 2014

(b)           In consideration of the financial accommodations provided in the Loan Agreement and this Amendment, AMC shall execute and deliver an Unlimited Guaranty in Proper Form upon the execution hereof.

4. Borrowing Base.  Effective as of the date of this Amendment and in consideration of the terms hereof, including, but not limited, the granting of a Mortgage on the Kansas Properties, Lender has set the Borrowing Base at $8,200,000.00, and Lender has set the MCR at $0 per month, until reset by Lender under the terms of the Loan Agreement.  Lender shall not increase the Borrowing Base to an amount in excess of $8,200,000.00 until such time as the Louisiana Mortgage and all associated security interests granted by TNR have been released as security for the Revolving Loan and TNR Holdings shall have been released from its obligations under the Restated Guaranty.

5.           Confirmations.  (a) As security for the Notes, Borrower and Guarantors previously executed the Security Documents.  Borrower and Guarantors ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that, except as to the amendments thereto contemplated by subsection (b) of Section 1 of this Amendment, the Security Documents secure payment of the Note and the Loans.

(b)           Borrower hereby represent to Lender that all representations and warranties set forth in Section 6 of the Loan Agreement are true and correct as of the date of execution of this Amendment, and Borrower is currently in compliance with all covenants set forth in Section 7 of the Loan Agreement and all financial covenants set forth in Section 8 of the Loan Agreement.  Notwithstanding the terms of the Loan Agreement, neither TNR Holdings nor the Released Guarantors shall be subject to, or required to comply with, the terms of the Loan Agreement applicable to a Guarantor.

6.           Validity and Defaults.  The Loan Agreement, as amended, remains in full force and effect.  Borrower and Guarantors acknowledge that the Loan Agreement, the Revolving Note, the Security Documents, and the other Loan Documents are valid, subsisting, and binding upon Borrower and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended.  Borrower and Guarantors ratify the Loan Agreement, as amended.  Guarantors other than the Released Guarantors ratify and confirm the Guaranties and acknowledge that they are valid, subsisting, and binding upon such Guarantors.

7.           Fax and Email Provision.  This Amendment may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrower.  At Lender’s option, this Amendment and the related Loan Documents may also be executed by Borrower and Guarantors in remote locations with signature pages faxed or scanned and emailed to Lender.  Borrower and Guarantors agree that the faxed or scanned and emailed signatures are binding upon Borrower and Guarantors, and Borrower and Guarantors agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery.  It will be an Event of Default if Borrower and Guarantors fail to promptly deliver all required original signatures.

Mesa Energy, Inc.
Attention: Randy M. Griffin, C.E.O.
April 10, 2014

8.           Captions.  Captions are for convenience only and should not be used in interpreting this Amendment.

9.           Final Agreement.  (a)  In connection with the Loans, Borrower, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the “Written Loan Agreement”).

(b)           It is the intention of Borrower, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents.  Borrower, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrower, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

(c)           THE WRITTEN LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

Mesa Energy, Inc.
Attention: Randy M. Griffin, C.E.O.
April 10, 2014

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment.  Please call if you have any questions.

Yours very truly,

Prosperity Bank, a Texas banking association, successor by merger to The F&M Bank & Trust Company

By:  /s/ Christopher J. Cardoni
Christopher J. Cardoni,
Senior Vice President

Accepted and agreed to effective as of
the 10th day of April, 2014:

BORROWER:

Mesa Energy, Inc.,
a Nevada corporation

By:   /s/ Randy M. Griffin
Randy M. Griffin,
Chief Executive Officer

GUARANTORS:

Armada Oil, Inc.,
a Nevada corporation

By:  /s/ Randy M. Griffin
            Randy M. Griffin,
Chief Executive Officer

Mesa Energy, Inc.
Attention: Randy M. Griffin, C.E.O.
April 10, 2014

Tchefuncte Natural Resources, LLC,
a Louisiana limited liability company
By:           TNR Holdings, LLC, Sole Member

By: /s/ David Freeman_______
David Freeman,
President

Mesa Gulf Coast, LLC,
a Texas limited liability company
By:	TNR Holdings, LLC, Sole Member

By: /s/ David Freeman
David Freeman,
President

TNR Holdings, LLC,
a Delaware limited liability company

By: /s/ David Freeman
David Freeman,
President

Armada Midcontinent, LLC,
an Oklahoma limited liability company
By:	Mesa Energy, Inc., Sole Member

By:   /s/ Randy M. Griffin
Randy M. Griffin,
Chief Executive Officer

Schedules
1 - Excluded LCs
2 - Kansas Properties

Schedule 1

Irrevocable Letters of Credit

Letter of Credit Number	Original Issue Date	Beneficiary	Current Applicant	Amount
4668	July 22, 2011	Louisiana Office of Conservation, Commissioner of Conservation	Mesa Gulf Coast, LLC	$2,486,172.00
4669	July 22, 2011	Louisiana Office of Conservation, Commissioner of Conservation	Mesa Gulf Coast, LLC	$205,490.00
4670	July 22, 2011	Louisiana Office of Conservation, Commissioner of Conservation	Mesa Gulf Coast, LLC	$938,132.00
4671	July 22, 2011	Louisiana Office of Conservation, Commissioner of Conservation	Mesa Gulf Coast, LLC	$433.865.00
4672	July 22, 2011	Louisiana Office of Conservation, Commissioner of Conservation	Mesa Gulf Coast, LLC	$539,466.00

Schedule 2

1.	The Wingrave Lease

A.
An Oil and Gas Lease dated September 1, 1953 from John F. Wingrave and Hazel B. Wingrave, his wife, to E.O. Lynn, recorded in Book 25 at Page 319 in the office of the Register of Deeds of Woodson County, Kansas, covering the following described real estate; The Northeast Quarter (NE/4) of Section 17, Township 24 South, Range 16 East; and the Northwest Quarter (NW/4) and the North Half of the Southwest Quarter (N/2 SW/4), and the Southwest Quarter of the Southwest Quarter (SW/4 SW/4) and the North Half of the Southeast Quarter (N/2 SE/4) and the Southeast Quarter of the Southeast Quarter (SE/4 SE/4), of Section 16, Township 24 South, Range 16 East, Woodson County, Kansas.

B.
An Oil and Gas Lease dated April 20, 1990 from Louise Sandlin to H&G Pulling Co. Inc. recorded in Book 70 at Page 546 in the office of the Register of Deeds of Woodson County, Kansas, covering the following described real estate:

The Northwest Quarter of the Southeast quarter (NW/4 SE/4) of Section 16, Township 24 South, Range 16 East, Woodson County, Kansas.

C.
An Oil and Gas Lease dated June 18, 1977 from John F. Wingrave a/k/a J.F. Wingrave and Hazel B. Wingrave, husband and wife to H&G Pulling and Rotary Drilling Co. recorded in Book 46 at Page 716 in the office of the Register of Deeds of Woodson County, Kansas, covering the following described real estate: The South Half of the Northeast quarter (S/2 NE/4) of Section 16, Township 24 South, Range 16 East, Woodson County, Kansas.

2.	The Karmann Lease

An Oil and Gas Lease dated September 18, 2009, from Erik Shane Karmann as Lessor, to JT Operations as Leasee, recorded in Book S91 at Page 225 in the office of the Register of Deeds of Woodson County, Kansas, covering the following real estate: The Northwest Quarter (NW/4) of Section Twenty-one (21), Township Twenty-four (24), Range Sixteen (16) and containing 160 acres more or less.

3.	The Light Lease

An Oil and Gas Lease dated February 15, 1977, from Freda A. Light, et al, to Beryl Ashlock, recorded in Book 46 of Leases at Page 662 in the office of the Register of Deeds of Woodson County, Kansas, covering the following real estate: The South Half of the Northeast quarter (S/2 NE/4) of Section 1, Township 24, Range 14.

4.	The Stockebrand Lease

An Oil and Gas Lease dated February 15, 1977, from Norma J. Wimmer, et al, to Beryl Ashlock, recorded in Book 46 of Leases at Page 660 in the office of the Register of Deeds of Woodson County, Kansas, covering the following real estate: The Northwest Quarter (NW/4) of Section 1, Township 24, Range 14.